Exhibit 10.2

Confidential

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Section 240.24b-2.

July 23, 2018

Jerel A Banks, M.D., Ph.D.
Executive Chairman
Benitec Biopharma Limited
Suite 1201, 99 Mount Street
North Sydney NSW 2060
Australia

Re:    Amendment No. 1 to License and Collaboration Agreement between Axovant Sciences GmbH and Benitec Biopharma Limited.

Dear Dr. Banks,

Reference is made to that certain License and Collaboration Agreement between Axovant Sciences GmbH and Benitec Biopharma Limited entered into as of July 9, 2018 (the “Agreement”). Capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Agreement.

The Parties agree that Exhibit A of the Agreement is replaced in its entirety with Exhibit A attached hereto.

Except as set forth above, all terms and conditions of the Agreement remain in full force and effect.

Accepted and Agreed
For Axovant Sciences GmbH:

By:     /s/ Mark Altmeyer
    Mark Altmeyer
President & COO, Axovant Sciences GmbH

Accepted and Agreed For Benitec Biopharma Limited: By: /s/Peter Francis Name: Peter Francis Title: Director	By: /s/Megan Boston Name: Megan Boston Title: Executive Director

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Exhibit A	Benitec Patents as of the Effective Date
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